UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 6, 2007

Dhanoa Minerals Ltd.
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(Exact name of registrant as specified in its charter)

Nevada	333-129864	98-0470528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Martin Grove Road, Toronto, Ontario, Canada M9W 4X4
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(Address of principal executive offices) (Zip Code)

1-416-838-4348
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Registrant's telephone number, including area code

N/A
______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company issued 6,818,181 shares of restricted common stock to Overseas Mining, S.A. as part of the consideration for the Company's recent acquisition of 80% of Promenasa, S.A., in reliance upon Section 4(2) under the Securities Act of 1933, as amended.

ITEM 8.01 OTHER EVENTS

Effective March 6, 2007, Mr. Balwant Grewal and Mr. Darshan Mundi cancelled a total of 12,730,267 shares of restricted common stock in Dhanoa Minerals Ltd. (the “Company”). Mr. Grewal canceled 5,681,916 shares of common stock of the Company owned by him. Mr. Mundi cancelled 7,048,351 shares of common stock owned by him. As of March 8, 2007 there were a total of 40,947,004 shares of common stock of the Company issued and outstanding.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2007

Dhanoa Minerals Ltd.

By:  /s/ Paul Roberts
Name:  Paul Roberts
Title:   Chief Executive Officer and President